                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K







                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 15, 2005
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

               Delaware                               333-127589                            74-2440850
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            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)


                        745 Seventh Avenue, 7th Floor
                             New York, New York                                               10019
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                  (Address of principal executive offices)                                   Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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          Former name and former address, if changed since last report)

ITEM 5. Other Events.

         The Registrant registered issuances of Lehman XS Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-127589 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $2,391,151,000 in aggregate principal amount Class 1-A1A, Class 1-A1B, Class 1-A2A, Class 1-A3, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class M1-I, Class M2-I, Class M3-I, Class M4-I, Class M5-I, Class M6-I, Class M7-I, Class M8-I, Class M1-II, Class M2-II, Class M3-II, Class M4-II, Class M5-II and Class M6-II Certificates of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-7N on November 30, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 26, 2005, as supplemented by the Prospectus Supplement, dated November 29, 2005 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: amount Class 1-A1A, Class 1-A1B, Class 1-A2A, Class 1-A3, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class M1-I, Class M2-I, Class M3-I, Class M4-I, Class M5-I, Class M6-I, Class M7-I, Class M8-I, Class M1-II, Class M2-II, Class M3-II, Class M4-II, Class M5-II, Class M6-II, Class X-I, Class X-II and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of certain adjustable rate, conventional, first lien, negative amortization residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $2,408,651,967.62 as of November 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

              1.1 Terms Agreement, dated November 28, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

              4.1 Trust Agreement, dated as of November 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

             99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

             99.2 Reconstituted Servicing Agreement, dated as of November 1, 2005, by and between Lehman Brothers Holdings and Countrywide Home Loan Servicing Inc.

             99.3 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

             99.4 Reconstituted Servicing Agreement, dated as of November 1, 2005, by and between Lehman Brothers Holdings and IndyMac Bank, F.S.B.

             99.5 Seller's Warranties and Servicing Agreement, dated as of September 1, 2005, by and between Lehman Capital, a division of Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

             99.6 Confirmation, dated as of November 30, 2005, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-7N.

             99.7 ISDA Master Agreement, dated as of November 30, 2005, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-7N.

             99.8 Ambac Assurance Corporation Certificate Guaranty Insurance Policy No. AB0947BE for $196,245,000 of the Class 1-A3 Certificates, $52,269,000 of the Class 2-A2 Certificates and $40,792,000 of the Class 3-A2 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION


                                        By:    /s/ Michael C. Hitzmann
                                               -----------------------
                                        Name:  Michael C. Hitzmann
                                        Title: Vice President

Date: December 15, 2005

                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

          1.1 Terms Agreement, dated November 28, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

          4.1 Trust Agreement, dated as of November 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

         99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

         99.2 Reconstituted Servicing Agreement, dated as of November 1, 2005, by and between Lehman Brothers Holdings and Countrywide Home Loan Servicing Inc.

         99.3 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004 by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

         99.4 Reconstituted Servicing Agreement, dated as of November 1, 2005, by and between Lehman Brothers Holdings and IndyMac Bank, F.S.B.

         99.5 Seller's Warranties and Servicing Agreement, dated as of September 1, 2005 by and between Lehman Capital, a division of Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

         99.6 Confirmation, dated as of November 30, 2005, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-7N.

         99.7 ISDA Master Agreement, dated as of November 30, 2005, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-7N.

         99.8 Ambac Assurance Corporation Certificate Guaranty Insurance Policy No. AB0947BE for $196,245,000 of the Class 1-A3 Certificates, $52,269,000 of the Class 2-A2 Certificates and $40,792,000 of the Class 3-A2 Certificates.